UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 16, 2004

Date of Report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-14602	91-1206026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI		96740
(Address of principal executive offices)		(Zip Code)

(808) 326-1353

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Section 3 — Securities and Trading Markets

Item 3.03  Material Modification to Rights of Securities Holders

(i)                                     On August 16, 2004, the stockholders of Cyanotech Corporation adopted an amendment to its Articles of Incorporation increasing the number of authorized shares of Common Stock from 25,000,000 to 30,000,000, which was reported on Form 10-Q on November 12, 2004.  The Certificate of Amendment filed with the Nevada Secretary of State on October 8, 2004, is attached hereto as Exhibit 3.1.

(ii)                                  On September 15, 2006, the Board of Directors of Cyanotech Corporation adopted a resolution authorizing a one-for-four reverse stock split in conjunction with authorization to file a Certificate of Change with the Nevada Secretary of State effecting a change in “(i)” above by decreasing the number of authorized shares of Common Stock from 30,000,000 to 7,500,000 and by increasing the par value of each share of Common Stock from $0.005 to $0.02.  The stock split and the Change were reported on Form 8-K on October 18, 2006.  The Certificate of Change, filed with the Nevada Secretary of State on October 13, 2006, and effective November 3, 2006, was attached as Exhibit 3.1 to a report on Form 8-K filed on March 20, 2007, which Exhibit is incorporated herein by reference.

(iii)                               On August 25, 2006, the Board of Directors of Cyanotech Corporation adopted amended Bylaws, a copy of which is attached hereto as Exhibit 3.3.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit Number
3.1	Certificate of Amendment to Articles of Incorporation filed October 8, 2004 with the Nevada Secretary of State (modified by Exhibit 3.2 hereto).
3.2

Certificate of Change to Articles of Incorporation filed October 13, 2006 with the Nevada Secretary of State (incorporated by reference to Exhibit 3.1 to the Company’s Report on Form 8-K filed on March 20, 2007, File No. 0-14602).

3.3	Amended Bylaws adopted August 25, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION (Registrant)

April 2, 2007	By:	/s/ William R. Maris

William R. Maris
Chief Financial Officer and VP Finance & Administration